# 00233662 – HMS Prospectus Supplement

Filed pursuant to 497(e)

Homestead Funds, Inc. Registration Nos. 033-35788 and 811-06136

Homestead Funds Trust Registration Nos. 333-229995 and 811-23429

Homestead Funds, Inc.

Homestead Funds Trust

Supplement Dated July 31, 2019

to the Prospectus Dated May 1, 2019

This supplement revises certain information regarding the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Equity Fund, each a series of Homestead Funds, Inc., and the Intermediate Bond Fund, a series of Homestead Funds Trust (collectively, the “Homestead Funds”), contained in the above-referenced Prospectus.  Please read this supplement carefully and keep it with your Prospectus for future reference.  You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at homesteadfunds.com, or by writing to Homestead Funds, Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effective immediately, the fifth paragraph of the section titled “Management of the Funds – Investment Adviser/Administrator for the Funds” on page 57 of the Prospectus is replaced in its entirety with the following disclosure:

The SEC has issued an exemptive order that permits each Fund and RE Advisers to participate in a manager of managers structure in which RE Advisers serves as the investment manager of the Fund and selects and recommends to the Fund’s Board one or more investment subadvisers that are not affiliated persons of the Funds or RE Advisers (for purposes of this section, “subadvisers”) to manage the Fund’s investment portfolio. Under the terms of this exemptive order, RE Advisers is able, subject to certain conditions and oversight each Fund’s Board but without shareholder approval, to hire new subadvisers or change the contract terms of subadvisers for the Fund. RE Advisers, subject to oversight by the Board, has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement. RE Advisers, as applicable, monitors each subadviser for adherence to its specific strategy, continuously supervises and monitors the subadviser’s performance and periodically recommends to the Board whether a subadviser should be retained, replaced or released. Shareholders of each Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. This arrangement has been approved by the Board and the shareholders of the Intermediate Bond Fund, Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund and International Equity Fund. Accordingly, each of the Intermediate Bond Fund, Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund and International Equity Fund may rely on the exemptive order. As of the date of this Prospectus, the Small-Company Stock Fund has not received shareholder approval to rely on the exemptive order.